                                                                     EXHIBIT 4.3

NUMBER
A _______
                              [LOGO] RETRACTABLE
                              TECHNOLOGIES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS


SERIES A CONVERTIBLE                             SERIES A CONVERTIBLE
  PREFERRED STOCK                                   PREFERRED STOCK
                                                      CUSIP 76129W 40 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT





IS THE OWNER OF

         FULLY PAID AND NONASSESSABLE SHARES OF SERIES A CONVERTIBLE
               PREFERRED STOCK OF THE PAR VALUE OF $1.00 EACH OF

----------------------- RETRACTABLE TECHNOLOGIES, INC. ------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


  /s/ [ILLEGIBLE]           [SEAL OF RETRACTABLE        /s/  [ILLEGIBLE]
                             TECHNOLOGIES, INC.]
      PRESIDENT                                              SECRETARY


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                        TRANSFER AGENT AND REGISTRAR

BY

                                AUTHORIZED SIGNATURE

                        RETRACTABLE TECHNOLOGIES, INC.

     The articles of Incorporation, as amended, of RETRACTABLE TECHNOLOGIES, INC. on file in the office of the Secretary of State of Texas set forth a full statement of (a) all of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued, (b) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the corporation is authorized to issue in series and, if and to the extent that they have been fixed and determined, the relative rights and preferences of any such series, (c) the denial to the shareholders of preemptive rights to acquire unissued or treasury shares of the Corporation and (d) the denial of the right to cumulative voting. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge on written request to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM--as tenants in common                                        UNIF GIFT MIN ACT-- _______ Custodian _______
   TEN ENT--as tenants by the entireties                                                     (Cust)           (Minor)
   JT TEN --as joint tenants with right                                                 Under Uniform Gifts to Minors
            of survivorship and not as                                                  Act _________________________
            tenants in common                                                                     (State)

                              Additional abbreviations may also be used though not in the above list

                                  ASSIGNMENT

     For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ____________________________
                                   X ___________________________________________
                                                     (SIGNATURE)
             NOTICE:
      THE SIGNATURE(S) TO
      THIS ASSIGNMENT MUST
      CORRESPOND WITH THE        \
      NAME(S) AS WRITTEN   -------
      UPON THE FACE OF THE       /
      CERTIFICATE WITHOUT
      ALTERATION OR ANY
      CHANGE WHATEVER.             X ___________________________________________
                                                     (SIGNATURE)

                                   ---------------------------------------------
                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE PROGRAM),
                                   PURSUANT TO S.E.C. RULE (ILLEGIBLE)
                                   ---------------------------------------------
                                   SIGNATURE(S) GUARANTEED BY:






                                   ---------------------------------------------

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The shares may not be sold, transferred or assigned in the absence of an effective registration for these shares under the Act or an opinion of the Corporation's counsel that registration is not required under the Act.